 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
____________________

Date of report (Date of earliest event reported): April 24, 2023

Amyris, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-34885	55-0856151
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5885 Hollis Street, Suite 100,	Emeryville,	CA	94608
(Address of Principal Executive Offices)			(Zip Code)

(510)	450-0761
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

  Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	AMRS	The Nasdaq Stock Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 24, 2023, Amyris, Inc. (the “Company”) issued a press release (the “Press Release”) which included the Company’s current expectation with respect to certain operating results for the first quarter ended March 31, 2023. A copy of the Press Release, entitled “Amyris Reports Q1 2023 Revenue,” is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information in this Item 2.02 and in the Press Release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 2.02 and in the Press Release furnished as Exhibit 99.1 to this Current Report on Form 8-K shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1*	Press Release, issued April 24, 2023, entitled “Amyris Reports Q1 2023 Revenue”
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*Exhibit 99.1 is furnished herewith.

Forward-Looking Statements

Exhibit 99.1 contains preliminary financial information and forward-looking statements regarding the Company’s expectations with respect to certain operating results for the three months’ ended March 31, 2023. The Company’s financial statements for the three months’ ended March 31, 2023 are not yet available. Accordingly, the preliminary financial information included in the Press Release is an estimate subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the review of the Company’s financial statements. The preliminary financial information may differ materially from the actual results that will be reflected in the Company’s financial statements when they are completed and publicly disclosed. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of the Press Release in Exhibit 99.1, and additional information and disclosures would be required for a more complete understanding of the Company's financial position and results of operations as of March 31, 2023. The Company undertakes no obligation to revise or update the forward-looking statements to reflect events or circumstances after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYRIS, INC.

Date: April 24, 2023	By:	/s/ Han Kieftenbeld
Han Kieftenbeld
Chief Financial Officer